United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
September 10, 2003

UTi Worldwide Inc.

(Exact name of Registrant as Specified in its Charter)

000-31869
(Commission File Number)

British Virgin Islands (State or Other Jurisdiction of Incorporation or Organization)	N/A (IRS Employer Identification Number)

9 Columbus Centre, Pelican Drive Road Town, Tortola British Virgin Islands	c/o UTi, Services, Inc. 19443 Laurel Park Road, Suite 111 Rancho Dominguez, CA 90220 USA
(Addresses of Principal Executive Offices)

310.604.3311
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

UTi Worldwide Inc.

Report on Form 8-K
September 10, 2003

Item 7. Financial Statements and Exhibits

(a) Exhibits

Exhibit	Description

99.1	News Release dated September 10, 2003

99.2	Transcript of Investor Conference Call Held September 10, 2003

Item 12. Disclosure of Results of Operations and Financial Condition

The information in this Current Report on Form 8-K (including the exhibits) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of the Section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

UTi Worldwide Inc., a British Virgin Islands corporation (“UTi” or the “Company”), issued a news release dated September 10, 2003 (the “Earnings News Release”) announcing its results for the three- and six-month periods ended July 31, 2003. The Earnings News Release is attached as Exhibit 99.1 to this Report on Form 8-K.

On September 10, 2003, UTi held an investor conference call to review the Company’s financial results for the second fiscal quarter ended July 31, 2003. The transcript of this call (the “Transcript”) is attached as Exhibit 99.2 to this Report on Form 8-K. The furnishing of the Transcript shall not be deemed to be an admission of the Company that any of the material contained in it is material, non-public information of a financial or statistical nature relating to the quarter just ended.

Safe Harbor Statement

Certain statements in the Earnings News Release and in the Transcript may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Company intends that all such statements be subject to the “safe-harbor” provisions contained in those sections. Many important factors may cause the Company’s actual results to differ materially from those discussed in any such forward-looking statements, including increased competition; integration risks associated with acquisitions; the effects of changes in foreign exchange rates; changes in the Company’s effective tax rates; industry consolidation making it more difficult to compete against larger companies; general economic, political and market conditions, including inventory build-up, economic slowdowns and consumer confidence; work stoppages or slowdowns or other material interruptions in transportation services; risks of international operations; the success and effects of new strategies; disruptions caused by conflicts, wars and terrorism; and the other risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission. Although UTi believes that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate and, therefore, there can be no assurance that the results contemplated in forward-looking statements will be realized. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by UTi or any other person that UTi’s objectives or plans will be achieved. The historical results achieved by the Company are not necessarily indicative of its future prospects. UTi undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UTi Worldwide Inc.

Date: September 15, 2003	By:	/s/ Roger I. MacFarlane

Roger I. MacFarlane Chief Executive Officer